                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K

                             CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT:  FEBRUARY 4, 1999


                       DAYTON HUDSON RECEIVABLES CORPORATION
                       --------------------------------------
               (Exact name of registrant as specified in its charter)

                                     Minnesota
                                     ---------
                   (State or other jurisdiction of incorporation)



          0-26930                                      41-1812153
          -------                                      ----------
(Commission File Number)                (I.R.S. Employer Identification Number)




                       Dayton Hudson Receivables Corporation
                               80 South Eighth Street
                               14th Floor, Suite 1401
                            Minneapolis, Minnesota 55402
                                   (612)370-6530
                (Address, including Zip Code, and Telephone Number,
          Including Area Code, of Registrant's Principal Executive Office)



                                 Page 1 of 19 Pages
                        The Exhibit Index Appears on Page 3

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ITEM 5:  OTHER EVENTS


The Monthly Servicer's Certificates for the Monthly Period ended January 2, 1999 and the Monthly Certificateholders' Statements for the Monthly Period ended January 2, 1999, with respect to the Class A Asset Backed Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates, Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on January 20, 1999, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on January 25, 1999.

The above described Monthly Servicer's Certificates are filed as Exhibits 20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.


                                     SIGNATURES
                                     ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 4, 1999

                         DAYTON HUDSON RECEIVABLES CORPORATION


                         By:       /s/ Stephen C. Kowalke

                         Name:     Stephen C. Kowalke
                         Title:    Vice President and Treasurer

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                                   EXHIBIT INDEX
                                    -------------

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                                                               SEQUENTIALLY
 EXHIBIT NUMBER                   DESCRIPTION                  NUMBERED PAGE
 --------------                   -----------                  -------------
         20.1         Series 1997-1 Monthly Servicer's               4
                      Certificate for the Monthly Period
                      ended January 2, 1999.

         20.2         Series 1997-1 Monthly                          6
                      Certificateholders' Statement for
                      the Monthly Period ended January 2,
                      1999.

         20.3         Series 1998-1 Monthly Servicer's              12
                      Certificate for the Monthly Period
                      ended January 2, 1999.

         20.4         Series 1998-1 Monthly                         14
                      Certificateholders' Statement for
                      the Monthly Period ended January 2,
                      1999.

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